SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15 Corporate Place South, Piscataway, New Jersey 08854 (844) 413-2600

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 8.01   OTHER EVENTS

Nationwide Broadband Operator and Spectrum License awarded in Sierra Leone

On January 23, 2019 Hammer Fiber Optics Holdings Corp. (the “Company”) announced the formation of its first African subsidiary, Hammer Wireless SL Ltd., to deliver its proprietary wireless broadband services to the West African country of Sierra Leone.  Hammer Wireless was awarded an Operator License for broadband deployment as well as a nationwide 28Ghz spectrum license by NATCOM, the telecommunications regulator.  Utilizing this spectrum license, Hammer Wireless will deliver the country’s first true high speed fixed wireless network.

The first phase of the project will be co-financed by the Company and Telecom Financial Services [SA] in Switzerland in exchange for equity in the newly formed subsidiary.

The first phase of the project will provide broadband services to Freetown, the nation’s capital and most populous city, which has in excess of one million possible subscribers.  Freetown will be the Company’s largest announced geographical market.  Construction of the new network is set to begin in March 2019.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.Description

99.1             Hammer Wireless expands its International Growth Strategy and Secures its first Nationwide African Broadband License

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: January 23, 2019

   /s/ Erik B. Levitt

By: Erik B. Levitt

Its: CEO